OPPENHEIMER HIGH YIELD FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits

 (a)      Amended and Restated Declaration of Trust dated 10/31/00: Previously filed with Registrant's
Post-Effective Amendment No. 45, 10/26/01, and incorporated herein by reference.

         (i) Amendment No. 1 dated 1/25/02 to Amended and Restated Declaration of Trust dated 10/31/00: Filed herewith.

(b)      Amended and Restated By-Laws dated 10/24/00: Previously filed with Registrant's Post-Effective Amendment
No. 45, 10/26/01, and incorporated herein by reference.

(c)      (i) Specimen Class A Share Certificate: Previously filed with Registrant's Post-Effective Amendment No.
45, 10/26/01, and incorporated herein by reference.

         (ii) Specimen Class B Share Certificate: Previously filed with Registrant's Post-Effective Amendment No.
45, 10/26/01, and incorporated herein by reference.

         (iii) Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment
No. 45, 10/26/01, and incorporated herein by reference.

         (iv) Specimen Class N Share Certificate: Previously filed with Registrant's Post-Effective Amendment No.
45, 10/26/01, and incorporated herein by reference.

         (v) Specimen Class Y Share Certificate: Previously filed with Registrant's Post-Effective Amendment No.
45, 10/26/01, and incorporated herein by reference.

(d)      Investment Advisory Agreement dated 10/22/90: Previously filed with Registrant's Post-Effective
Amendment No. 23, 10/31/90, refiled with Registrant's Post-Effective Amendment No. 30, 8/25/94 pursuant to Item
102 of Regulation S-T and incorporated herein by reference.

(e)      (i) General Distributor's Agreement dated 10/13/92: Previously filed with Registrant's Post-Effective
Amendment No. 29, 10/4/93, and incorporated herein by reference.

         (ii) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Filed with Registrant's
Post-Effective Amendment No. 45, 10/26/01, and incorporated herein by reference.

         (iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant's
Post-Effective Amendment No. 45, 10/26/01, and incorporated herein by reference.

         (iv) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant's
Post-Effective Amendment No. 45, 10/26/01, and incorporated herein by reference.

         (v) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Registrant's Post-Effective Amendment No. 45, 10/26/01, and incorporated herein by reference.

         (vi) Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Registrant's Post-Effective Amendment No. 45, 10/26/01, and incorporated herein by reference.

(f)      Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Previously filed with
Registrant's Post-Effective Amendment No. 40, 10/27/98, and incorporated herein by reference.

(g)      (i) Custody Agreement dated 10/6/92: Previously filed with Registrant's Post-Effective Amendment No. 27,
10/21/92, refiled with Registrant's Post-Effective Amendment No. 30, 8/25/94 pursuant to Item 102 of Regulation
S-T and incorporated herein by reference.

         (ii) Amendment dated 4/3/01 to Custody Agreement dated 10/6/92: Previously filed with Post-Effective
Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590),
10/25/01, and incorporated herein by reference.

         (ii) Amended and Restated Foreign Custody Manager Agreement dated 4/3/01: Previously filed with
Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg.
No. 2-82590), 10/25/01, and incorporated herein by reference.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel dated 8/3/78: Previously filed with Registrant's Post-Effective Amendment
No. 1 to Registrant's Registration Statement, 9/27/78, refiled with Registrant's Post-Effective Amendment No. 30,
8/25/94 pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(j)      Independent Auditors' Consent: Filed herewith.

(k)      Not applicable.

Not applicable.

(i) Amended and Restated Service Plan and Agreement for Class A shares dated 6/14/02: Filed herewith.

         (ii) Distribution and Service Plan and Agreement for Class B shares dated 10/31/00: Previously filed with Registrant's Post-Effective Amendment No. 45, 10/26/01, and incorporated herein by reference.

         (iii) Distribution and Service Plan and Agreement for Class C shares dated 11/1/95: Previously filed with Registrant's Post-Effective Amendment No. 33, 8/30/95, and incorporated herein by reference.

         (iv) Distribution and Service Plan and Agreement for Class N shares dated 10/24/00: Previously filed with Registrant's Post Effective Amendment No. 44, 10/26/00, and incorporated herein by reference.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01:
Previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves
(Reg. No. 33-23223), 9/27/01, and incorporated herein by reference.

(o)      Powers of Attorney for all Trustees/Directors and Officers except for Beverly L. Hamilton, Robert J.
Malone, Edward Cameron, F. William Marshall, Jr., and John Murphy (including Certified Board Resolutions):
Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Select Managers
(Reg. No. 333-49774), 2/8/01, and incorporated herein by reference.

         (i) Powers of Attorney for Edward Cameron, F. William Marshall Jr. and John Murphy: Previously filed with Registrant's Post-Effective Amendment No. 45, 10/26/01, and incorporated herein by reference.

         (ii) Powers of Attorney for Beverly L. Hamilton and Robert J. Malone: Filed herewith.

Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the
Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging
Growth Fund (Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Fund
--------------------------------------------------------------------

None.

Item 25. Indemnification
------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust
filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding)
is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with
OppenheimerFunds, Inc.                            Other Business and Connections During the Past Two Years
------------------------------                    --------------------------------------------------------
Timothy L. Abbuhl,
Assistant Vice President                          None

Amy B. Adamshick,
Vice President                                    None

Charles E. Albers,
Senior Vice President                             None

Edward J. Amberger,
Assistant Vice President                          None

Erik Anderson,
Assistant Vice President                          None

Janette Aprilante,
Vice President & Secretary                    As of January 2002: Secretary of OppenheimerFunds Distributor, Inc.,
                                                  Centennial Asset Management Corporation, Oppenheimer Partnership Holdings,
                                                  Inc., Oppenheimer Real Asset Management, Inc., Shareholder Financial Services,
                                                  Inc., Shareholder Services, Inc.; Assistant Secretary of HarbourView Asset
                                                  Management Corporation, OFI Private Investments, Inc., Oppenheimer Trust
                                                  Company and OFI Institutional Asset Management, Inc.

Hany S. Ayad,
Assistant Vice President                          None

Victor W. Babin,
Senior Vice President                             None

Bruce L. Bartlett,
Senior Vice President                             None

John Michael Banta,
Assistant Vice President                          None

Lerae A. Barela,
Assistant Vice President                          None

George Batejan,
Executive Vice President/
Chief Information Officer                         None

Kevin Baum,
Vice President                                    None

Connie Bechtolt,
Assistant Vice President                          None

Robert Behal
Assistant Vice President                          Assistant Vice President of HarbourView Asset Management
                                                  Corporation. Formerly, Associate Director at MetLife (Jan 2000-May 2000).

Kathleen Beichert,
Vice President                                    Vice President of OppenheimerFunds Distributor, Inc.

Erik S. Berg,
Assistant Vice President                          None

Rajeev Bhaman,
Vice President                                    None

Mark Binning,
Assistant Vice President                          None

Robert J. Bishop,
Vice President                                    None

John R. Blomfield,
Vice President                                    None

Chad Boll,
Assistant Vice President                          None

Lowell Scott Brooks,
Vice President                                    Vice President of OppenheimerFunds Distributor, Inc.

Richard Buckmaster,
Vice President                                    None

Mark Burns,
Assistant Vice President                          Formerly a Marketing Manager with Alliance Capital Management
                                                  (October 1999-April 2001).

Bruce Burroughs
Vice President                                    None

Claudia Calich,
Assistant Vice President                          None

Michael A. Carbuto,
Vice President                                    None

Ronald G. Chibnik,
Assistant Vice President                          Director of technology for Sapient Corporation (July, 2000-August 2001);
                                                  software architect for Sapient Corporation (March 1997-July 2000).

H.C. Digby Clements,
Vice President: Rochester Division                None

Peter V. Cocuzza,
Vice President                                    None

Julie C. Cusker,
Assistant Vice President:
Rochester Division                                None

John Damian,
Vice President                                    Formerly senior analyst/director for Citigroup Asset Management
                                                  (November 1999-September 2001).

O. Leonard Darling,
Vice Chairman, Executive Vice
President, Chief Investment
Officer & Director                           Chairman of the Board and a director (since June 1999) and Senior Managing Director
                                                 (since December 1998) of HarbourView Asset Management Corporation; a director
                                                 (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March 2000)
                                                 of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director
                                                 and director (since February 2001) of OFI Institutional Asset Management, Inc.;
                                                 Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President                         Assistant Vice President of OppenheimerFunds Distributor, Inc.

Robert A. Densen,
Senior Vice President                            None

Ruggero de'Rossi,
Vice President                                   None

Craig P. Dinsell,
Executive Vice President                         None

Randall C. Dishmon,
Assistant Vice President                         Formerly an Associate with Booz Allen & Hamilton (1998-June 2001).

Rebecca K. Dolan
Vice President                                   None

Steven D. Dombrower,
Vice President                                   Vice President of OppenheimerFunds Distributor, Inc.

Bruce C. Dunbar,
Vice President                                   None

Richard Edmiston,
Assistant Vice President                         None

Daniel R. Engstrom,
Assistant Vice President                         None

Armand B. Erpf,
Assistant Vice President                         None

James Robert Erven
Assistant Vice President                         Formerly an Assistant Vice President/Senior Trader with Morgan Stanley Investment
                                                 Management (1999-April 2002).

George R. Evans,
Vice President                                   None

Edward N. Everett,
Vice President                                   None

George Fahey,
Vice President                                   Vice President of OppenheimerFunds Distributor, Inc.

Scott T. Farrar,
Vice President                                   None

Katherine P. Feld,
Vice President, Senior Counsel                   Vice President of OppenheimerFunds, Distributor, Inc.; Vice President,
                                                 Assistant Secretary and Director of Centennial Asset Management Corporation;
                                                 Vice President of Oppenheimer Real Asset Management, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division                     Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual
                                                 Insurance Company; Governor of St. John's College; Chairman of the Board of
                                                 Directors of International Museum of Photography at George Eastman House.

Paul Fitzsimmons,
Assistant Vice President                         Assistant Vice President of HarbourView Asset Management Corporation.

P. Lyman Foster,
Senior Vice President                            Senior Vice President of OppenheimerFunds Distributor, Inc.

David Foxhoven,
Assistant Vice President                         Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca,
Assistant Vice President                         None

Crystal French,
Vice President                                   None

Dan P. Gangemi,
Vice President                                   None

Dan Gagliardo,
Assistant Vice President                         Formerly an Assistant Vice President with Mitchell Hutchins
                                                 (January 2000-October 2000).

Subrata Ghose,
Assistant Vice President                         None

Charles W. Gilbert,
Assistant Vice President                         None

Alan C. Gilston,
Vice President                                   None

Sharon M. Giordano,
Assistant Vice President                         None

Jill E. Glazerman,
Vice President                                   None

Paul M. Goldenberg,
Vice President                                   None

Mike Goldverg,
Assistant Vice President                         None

Bejamin J. Gord,
Vice President                                   Vice President of HarbourView Asset Management Corporation.
                                                 Formerly Executive Director with Miller Anderson Sherrerd, a division of
                                                 Morgan Stanley Investment Management. (April 1992-March 2002).

Laura Granger,
Vice President                                   Formerly a portfolio manager at Fortis Advisors (July 1998-October 2000).

Robert Grill,
Senior Vice President                            None

Robert Guy,
Senior Vice President                            None

David Hager,
Vice President                                   None

Robert Haley,
Assistant Vice President                         None

Marilyn Hall,
Vice President                                   None

Kelly Haney,
Assistant Vice President                         None

Thomas B. Hayes,
Vice President                                   None

Dorothy F. Hirshman,
Vice President                                   None

Merryl I. Hoffman,
Vice President & Senior Counsel              As of December 2001: Secretary of HarbourView Asset Management Corporation,
                                                 OFI Private Investments, Inc. and OFI Institutional Asset Management, Inc.;
                                                 Assistant Secretary of OppenheimerFunds Legacy Program.

Scott T. Huebl,
Vice President                                   Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui,
Assistant Vice President                         None

John Huttlin,
Vice President                                   As of April 1August 22, 2002, Vice President (Director of the International
                                                 Division) of OFI Institutional Asset Management, Inc.

James G. Hyland,
Assistant Vice President                         None

Steve P. Ilnitzki,
Senior Vice President                           Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President & Assistant Counsel          Vice President of OppenheimerFunds Distributor, Inc.; Vice President and
                                                Assistant Secretary of Shareholder Services, Inc.; Assistant Secretary of
                                                OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

William Jaume,
Vice President                                  Senior Vice President and Chief Compliance Officer (since April 2000) of
                                                HarbourView Asset Management Corporation; and of OFI Institutional Asset
                                                Management, Inc. (since February 2001).

Frank V. Jennings,
Vice President                                  None

John Jennings,
Vice President                                  None

John Michael Johnson,
Assistant Vice President                        Formerly Vice President, Senior Analyst/Portfolio Manager at Aladdin Capital Holdings
                                                Inc. (February 2001-May 2002) prior to which he was Vice President and Senior Analyst at Merrill Lynch Investment Managers (October 1996-February 2001).

Lewis A. Kamman,
Vice President                                  None

Jennifer E. Kane,
Assistant Vice President                        None

Lynn O. Keeshan,
Senior Vice President                           None

Thomas W. Keffer,
Senior Vice President                           None

Cristina J. Keller,
Vice President                                  Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh,
Vice President                                  None

Garrett K. Kolb,
Assistant Vice President                        None

Walter G. Konops,
Assistant Vice President                        None

Avram D. Kornberg,
Senior Vice President                           None

James Kourkoulakos,
Vice President                                  None

Guy E. Leaf,
Vice President                                  Vice President of Merrill Lynch (January 2000-September 2001.

Christopher M. Leavy,
Senior Vice President                           Formerly Vice President and portfolio manager at Morgan Stanley
                                                Investment Management (1997-September 2000).

Dina C. Lee,
Assistant Vice President &
Assistant Counsel                               Formerly an attorney with Van Eck Global (until December 2000).

Laura Leitzinger,
Vice President                                  Vice President of Shareholder Financial Services, Inc.

Michael S. Levine,
Vice President                                  None

Gang Li,
Assistant Vice President                        None

Shanquan Li,
Vice President                                  None

Mitchell J. Lindauer,
Vice President &
Assistant General Counsel                       None

Bill Linden,
Assistant Vice President                        None

Malissa B. Lischin,
Assistant Vice President                        Assistant Vice President of OppenheimerFunds Distributor, Inc.

Reed Litcher,
Vice President                                  None

David P. Lolli,
Assistant Vice President                        None

Daniel G. Loughran
Vice President: Rochester Division              None

Patricia Lovett,
Vice President                                  Vice President of Shareholder Financial Services, Inc. and Senior Vice President
                                                of Shareholder Services, Inc.

Steve Macchia,
Vice President                                  None

Angelo G. Manioudakis
Senior Vice President                           Senior Vice President of HarbourView Asset Management Corporation. Formerly Executive
                                                Director and portfolio manager for Miller, Anderson & Sherrerd, a division of
                                                Morgan Stanley Investment Management (August 1993-April 2002).

Marianne Manzolillo,
Assistant Vice President                        None

Philip T. Masterson,
Vice President & Assistant Counsel          None

Charles L. McKenzie,
Senior Vice President                           Senior Vice President of HarbourView Asset Management Corporation and OFI
                                                Institutional Asset Management Corporation.

Lisa Migan,
Assistant Vice President                        None

Andrew J. Mika,
Senior Vice President                           None

Joy Milan,
Vice President                                  None

Denis R. Molleur,
Vice President & Senior Counsel             None

Nikolaos D. Monoyios,
Vice President                                  None

Charles Moon,
Vice President                                  Vice President of HarbourView Asset Management Corporation. Formerly an
                                                Executive Director and Portfolio Manager with Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (June 1999-March 2002).

John Murphy,
Chairman, President, Chief Executive Officer
& Director                                  Director of OppenheimerFunds Distributor, Inc., Centennial Asset Management
                                                Corporation, HarbourView Asset Management Corporation, OFI Private Investments, Inc.,
                                                OFI Institutional Asset Management, Inc. and Tremont Advisers, Inc.; Director (Class A)
                                                of Trinity Investments Management Corporation; President and Director of Oppenheimer
                                                Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset
                                                Management, Inc.; Chairman and Director of Shareholder Financial Services,
                                                Inc. and Shareholder Services, Inc.; Executive Vice President of MassMutual Life
                                                Insurance Company; director of DLB Acquisition Corp.

Thomas J. Murray,
Vice President                                  None

Kenneth Nadler,
Vice President                                  None

David Negri,
Senior Vice President                           Senior Vice President of HarbourView Asset Management Corporation.

Richard Nichols,
Vice President                                  None

Barbara Niederbrach,
Assistant Vice President                        None

Raymond C. Olson,
Assistant Vice President                        Assistant Vice President and Treasurer of OppenheimerFunds Distributor, Inc.;
                                                Treasurer of Centennial Asset Management Corporation.

Frank J. Pavlak,
Vice President                                   None

David P. Pellegrino,
Vice President                                   None

Allison C. Pells,
Assistant Vice President                         None

James F. Phillips,
Vice President                                   None

Raghaw Prasad,
Assistant Vice President                         None

Jane C. Putnam,
Vice President                                   None

Michael E. Quinn,
Vice President                                   None

Julie S. Radtke,
Vice President                                   None

Norma J. Rapini,
Assistant Vice President:
Rochester Division                              None

Thomas P. Reedy,
Vice President                                  Vice President (since April 1999) of HarbourView Asset Management Corporation.

Brian N. Reid,
Assistant Vice President                        Formerly an Assistant Vice President with Eaton Vance Management
                                                (January 2000-January 2002).

Kristina Richardson,
Assistant Vice President                        None

David Robertson,
Senior Vice President                           Senior Vice President of OppenheimerFunds Distributor, Inc.

Rob Robis,
Assistant Vice President                        None

Antoinette Rodriguez,
Assistant Vice President                        None

Jeffrey S. Rosen,
Vice President                                  None

Richard H. Rubinstein,
Senior Vice President                           None

James H. Ruff,
Executive Vice President                        President and director of OppenheimerFunds Distributor, Inc. and Centennial Asset
                                                Management Corporation; Executive Vice President of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President and Director           President and director of Shareholder Services, Inc. and Shareholder
                                                Financial Services, Inc., Director (Class A) of Trinity Investment Management Corporation

Rohit Sah,
Assistant Vice President                        None

Valerie Sanders,
Vice President                                  None

Jeffrey R. Schneider,
Vice President                                  None

Ellen P. Schoenfeld,
Vice President                                  None

David Schultz,
Senior Vice President                           Chief Executive Officer, President & Senior Managing Director & Director of OFI
                                                Institutional Asset Management, Inc. and HarbourView Asset Management Corporation; Director
                                                (Class A) and Chairman of Trinity Investment Management Corporation; Director of
                                                Oppenheimer Trust Company.

Scott A. Schwegel,
Assistant Vice President                        None

Allan P. Sedmak
Assistant Vice President                        None

Jennifer L. Sexton,
Vice President                                  Vice President of OFI Private Investments, Inc.

Martha A. Shapiro,
Vice President                                  None

Navin Sharma,
Vice President                                  Formerly, Manager at BNP Paribas Cooper Neff Advisors (May 2001-April 2002)
                                                prior to which he was Development Manager at Reality Online/Reuters America Inc.
                                                (June 2000-May 2001).

Steven J. Sheerin,
Vice President                                 Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc.
                                               (July 1998-October 2000).

Bonnie Sherman,
Assistant Vice President                       None

David C. Sitgreaves,
Assistant Vice President                      None

Edward James Sivigny
Assistant Vice President                      Formerly a Director for ABN Amro Securities (July 2001-July 2002) prior to which he was Associate Director for Barclays Capital (1998-July 2001).

Enrique H. Smith,
Assistant Vice President                      Formerly a business analyst with Goldman Sachs (August 1999-August 2001).

Richard A. Soper,
Vice President                                None

Louis Sortino,
Assistant Vice President:
Rochester Division                            None

Keith J. Spencer,
Vice President                                None

Marco Antonio Spinar,
Assistant Vice President                      Formerly, Director of Business Operations at AOL Time Warner, AOL Time Warner Book
                                              Group (June 2000-December 2001).

Richard A. Stein,
Vice President: Rochester Division            None

Arthur P. Steinmetz,
Senior Vice President                         Senior Vice President of HarbourView Asset Management Corporation.

Jayne M. Stevlingson,
Vice President                                None

Gregory J. Stitt,
Vice President                                None

John P. Stoma,
Senior Vice President                         Senior Vice President of OppenheimerFunds Distributor, Inc.

Wayne Strauss,
Assistant Vice President:
Rochester Division                             None

Michael Stricker,
Vice President                                 None

Deborah A. Sullivan,
Assistant Vice President,                      Assistant Counsel Since December 2001, Secretary of Oppenheimer Trust Company.

Mary Sullivan,
Assistant Vice President                       None

Kevin L. Surrett,
Assistant Vice President                       None

Susan B. Switzer,
Vice President                                 None

Anthony A. Tanner,
Vice President: Rochester Division             None

Paul Temple,
Vice President                                 Formerly a Vice President of Merrill Lynch (October 2001-January 2002) prior to which he was a Vice President with OppenheimerFunds, Inc. (May 2000-October 5, 2001).

Eamon Tubridy,
Assistant Vice President                       None

James F. Turner,
Vice President                                 Formerly portfolio manager for Technology Crossover Ventures (May 2000-March 2001).

Cameron Ullyat,
Assistant Vice President                       None

Mark S. Vandehey,
Vice President                                 Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
                                               Management Corporation and Shareholder Services, Inc.

Maureen Van Norstrand,
Assistant Vice President                       None

Vincent Vermette,
Assistant Vice President                       Assistant Vice President of OppenheimerFunds Distributor, Inc.

Phillip F. Vottiero,
Vice President                                 None

Samuel Sloan Walker,
Vice President                                 Vice President of HarbourView Asset Management Corporation.

Teresa M. Ward,
Vice President                                 Vice President of OppenheimerFunds Distributor, Inc.

Darrin L. Watts,
Assistant Vice President                       None

Jerry A. Webman,
Senior Vice President                          Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division                              None

Barry D. Weiss,
Vice President                                  None

Melissa Lynn Weiss,
Vice President                                  Formerly an Associate at Hoguet Newman & Regal, LLP (January 1998-May 2002).

Christine Wells,
Vice President                                  None

Joseph J. Welsh,
Vice President                                  None

Diederick Wermolder,
Vice President                                  Director of OppenheimerFunds International Ltd.; Senior Vice President
                                                (Managing Director of the International Division) of OFI Institutional Asset
                                                Management, Inc.

Catherine M. White,
Assistant Vice President                        Assistant Vice President of OppenheimerFunds Distributor, Inc. Formerly, Assistant
                                                Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President                           Formerly Senior Vice President of HarbourView Asset Management Corporation (May
                                                1999-July 2002).

Donna M. Winn,
Senior Vice President                           President, Chief Executive Officer and Director of OFI Private Investments, Inc.;
                                                Director and President of OppenheimerFunds Legacy Program; Senior Vice President of
                                                OppenheimerFunds Distributor, Inc.

Kenneth Winston,
Senior Vice President                           Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer                                       Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds
                                                International Ltd., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset
                                                Management Corporation, Shareholder Services, Inc., Shareholder Financial Services,
                                                Inc., OFI Private Investments, Inc. and OFI Institutional Asset Management,
                                                Inc.; Treasurer and Chief Financial Officer of Oppenheimer Trust Company; Assistant
                                                Treasurer of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program.

Carol Wolf,
Senior Vice President                           Serves on the Board of the Colorado Ballet.

Kurt Wolfgruber,
Senior Vice President                           Director of Tremont Advisers, Inc. (as of January 2002).

Caleb C. Wong,
Vice President                                  None

Edward C. Yoensky,
Assistant Vice President                        None

Robert G. Zack
Senior Vice President and
General Counsel                                 General Counsel and Director of OppenheimerFunds Distributor, Inc.;
                                                General Counsel of Centennial Asset Management Corporation; Senior Vice President
                                                and General Counsel of HarbourView Asset Management Corporation and OFI Institutional
                                                Asset Management, Inc.; Senior Vice President, General Counsel and Director of
                                                Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private
                                                Investments, Inc. and Oppenheimer Trust Company; Vice President and Director of
                                                Oppenheimer Partnership Holdings, Inc.; Secretary of OAC Acquisition Corp.;
                                                Director and Assistant Secretary of OppenheimerFunds International Ltd.; Director of
                                                Oppenheimer Real Asset Management, Inc.; Vice President of OppenheimerFunds Legacy Program.

Jill Zachman,
Vice President: Rochester Division              None

Neal A. Zamore,
Vice President                                  None

Mark D. Zavanelli,
Vice President                                  None

Alex Zhou,
Assistant Vice President                        None

Arthur J. Zimmer,
Senior Vice President                           Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Intermediary Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main
   Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jennison Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (10 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Bond Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Multiple Strategies Fund/VA
     Oppenheimer Strategic Bond Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services,
Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer
Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Englewood, Colorado
80112.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OAM
Institutional, Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1,
Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania
16823.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal         Position & Office              Position & Office
Business Address             with Underwriter                   with Registrant
--------------------         ---------------------              ---------------------

Robert Agan(1)               Vice President                     None

Janette Aprilante(1)         Secretary                          None

Jason R. Bach
3264 Winthrop Cricle
Marietta, GA 30067           Vice President                     None

Kathleen Beichert(1)         Vice President                     None

Gabriella Bercze(2)          Vice President                     None

Douglas S. Blankenship
17011 Woodbark
Spring, TX 77379             Vice President                     None

Tracey Blinzler(1)           Assistant Vice President           None

Kevin Bonner(1)              Vice President                     None

L. Scott Brooks(2)           Vice President                     None

Kevin E. Brosmith
170 Phillip Court
Lake Bluff, IL 60044         Senior Vice President              None

Jeffrey W. Bryan(2)           Vice President                    None

Susan Burton
412 Towne Green Circle
Addison, TX 75001            Vice President                     None

Kathleen Mary Byron
6 Dahlia Drive
Irvine, CA 92618             Vice President                     None

Robert A. Coli
12 White Tail Lane
Bedminster, NJ 07921         Vice President                     None

Jill E. Crockett(2)          Assistant Vice President           None

Jeffrey D. Damia(2)          Vice President                     None

John Davis(2)                Assistant Vice President           None

Stephen J. Demetrovits(2)     Vice President                    None

Michael W. Dickson
21 Trinity Avenue
Glastonbury, CT 06033         Vice President                    None

Joseph A. DiMauro
244 McKinley Avenue
Grosse Pointe Farms, MI 48236       Vice President              None

Steven Dombrower(w)                 Vice President              None

George P. Dougherty
4090 Redbud Circle
Doylestown, PA 18901                Vice President              None

Cliff H. Dunteman
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642         Vice President              None

John Eiler(2)                       Vice President              None

Kent M. Elwell
35 Crown Terrace
Yardley, PA 19067                   Vice President              None

Gregg A. Everett
7124 Trysail Circle
Tampa, FL 33607                     Vice President              None

George R. Fahey
9 Townview Court
Flemington, NJ 08822                Vice President              None

Eric C. Fallon
10 Worth Circle
Newton, MA 02458                    Vice President              None

Katherine P. Feld(2)                Vice President          Assistant Secretary

Mark J. Ferro(2)                    Vice President              None

Ronald H. Fielding(3)               Vice President              None

Patrick W. Flynn (1)                Senior Vice President       None

John E. Forrest(2)                  Senior Vice President       None

John ("J) Fortuna(2)                Vice President              None

P. Lyman Foster(2)                  Senior Vice President       None

Luiggino J. Galleto
10302 Riesling Court
Charlotte, NC 28277                 Vice President              None

Michelle M. Gans
2700 Polk Street, Apt. #9
San Francisco, CA 94109             Vice President              None

Lucio Giliberti
6 Cyndi Court
Flemington, NJ 08822                Vice President              None

Raquel Granahan(2)                  Vice President              None

Ralph Grant(2)                      Senior Vice President       None

Michael D. Guman
3913 Pleasant Avenue
Allentown, PA 18103                 Vice President              None

Tonya N. Hammet
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759                Assistant Vice President    None

Clifford W. Heidinger
90 Gates Street
Portsmouth, NH 03801                Vice President              None

Phillipe D. Hemery
184 Park Avenue
Rochester, NY 14607                 Vice President              None

Elyse R. Jurman Herman
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062          Vice President              None

Wendy G. Hetson
4 Craig Street
Jericho, NY 11753                   Vice President              None

Kristen L. Heyburn
2315 Mimosa Drive #2
Houston, TX 77019                   Vice President              None

William E. Hortz(2)                 Vice President              None

Edward Hrybenko(2)                  Vice President              None

Brian F. Husch(2)                   Vice President              None

Richard L. Hymes(2)                 Assistant Vice President     None

Kathleen T. Ives(1)                 Vice President           Assistant Secretary

Eric K. Johnson
28 Oxford Avenue
Mill Valley, CA 94941               Vice President               None

Mark D. Johnson
15792 Scenic Green Court
Chesterfield, MO 63017              Vice President               None

John S. Kavanaugh
2 Cervantes, Apt. #301
San Francisco, CA 94123             Vice President               None

Christina J. Keller(2)              Vice President               None

Brian G. Kelly
60 Larkspur Road
Fairfield, CT 06430                 Vice President               None

Michael Keogh(2)                    Vice President               None

Lisa Klassen(1)                     Assistant Vice President     None

Richard Klein
4820 Fremont Avenue So.
Minneapolis, MN 55409               Senior Vice President        None

Richard Knott(2)                    Vice President               None

Dean Kopperud(2)                    Senior Vice President        None

Brent A. Krantz
P. O. Box 1313
Seahurst, WA 98062                   Senior Vice President       None

David T. Kuzia
9697 S. Golden Eagle Dr.
Highlands, CO 80126                  Vice President              None

Tracey Lange(2)                      Vice President              None

Paul R. LeMire                       Vice President              None

Dawn Lind
21 Meadow Lane
Rockville Centre, NY 11570           Vice President              None

Malissa Lischin(2)                   Assistant Vice President     None

James V. Loehle
30 Wesley Hill Lane
Warwick, NY 10990                    Vice President               None

John J. Lynch
5341 Ellsworth
Dallas, TX 75206                     Vice President               None

Mark Macken
462 Lincoln Avenue
Sayville, NY 11782                   Vice President               None

Michael Magee(2)                     Vice President               None

Steven C. Manns
1941 W. Wolfram
Chicago, IL 60657                    Vice President               None

Todd A. Marion
3 St. Marks Place
Cold Spring Harbor, NY 11724         Vice President               None

David M. Martin
10155 S. Woodrose Lane
Highlands Ranch, CO 80126            Vice President               None

LuAnn Mascia(2)                      Assistant Vice President      None

Theresa-Marie Maynier
2421 Charlotte Drive
Charlotte, NC 28203                  Vice President                None

Anthony P. Mazzariello
704 Beaver Road
Leetsdale, PA 15056                  Vice President                None

John C. McDonough
3812 Leland Street
Chevy Chase, MD 20815                Vice President                None

Kent C. McGowan
18424 12th Avenue West
Lynnwood, WA 98037                   Vice President                None

John V. Murphy(2) Director President,
Principal Executive Officer and Trustee

Wendy Jean Murray
32 Carolin Road
Upper Montclair, NJ 07043            Vice President                None

Christina Nasta(2)                   Assistant Vice President      None

Kevin P. Neznek(2)                   Vice President                None

Chad V. Noel
2408 Eagleridge Drive
Henderson, NV 89014                  Vice President                None

Raymond C. Olson(1)                  Assistant Vice President
                                     & Treasurer               None
Gayle E. Pereira
2707 Via Arboleda
San Clemente, CA 92672               Vice President                None

Brian C. Perkes
8734 Shady Shore Drive
Frisco, TX 75034                     Vice President                None

Charles K. Pettit
22 Fall Meadow Drive
Pittsford, NY 14534                  Vice President                None

William L. Presutti
238 Kemp Avenue
Fair Haven, NJ 07704                 Vice President                None

Elaine Puleo-Carter(2)               Senior Vice President         None

Christopher L. Quinson
19 Cayuga Street
Rye, NY 10580                        Vice President                None

Minnie Ra
100 Dolores Street, #203
Carmel, CA 93923                     Vice President                None

Heather Rabinowitz(2)                Assistant Vice President      None

Gary D. Rakan
25031 Woodridge Triangle
Farmington, MI 48335                 Vice President                None

Michael A. Raso
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY 10538                  Vice President                None

Douglas Rentschler
677 Middlesex Road
Grosse Pointe Park, MI 48230         Vice President                None

Louis H. Reynolds                    Vice President                None

Michelle Simone Richter(2)           Vice President                None

Ruxandra Risko(2)                    Vice President                None

David R. Robertson(2)                Senior Vice President         None

Kenneth A. Rosenson
24753 Bantage Point Terr.
Malibu, CA 90265                     Vice President                None

James H. Ruff(2)                     President & Director      None

William R. Rylander
85 Evergreen Road
Vernon, CT 06066                     Vice President                None

Thomas Sabow(2)                      Vice President                None

Alfredo Scalzo
9616 Lake Chase Island Way
Tampa, FL 33626                      Vice President                None

Michael Sciortino
785 Beau Chene Drive
Mandeville, LA 70471                 Vice President                None

Eric Sharp
862 McNeill Circle
Woodland, CA 95695                   Vice President                None

Debbie Simon(2)                      Vice President                None

Douglas Bruce Smith
808 South 194th Street
Seattle,WA 98148                     Vice President                None

William A. Spetrino
7631 Yennicook Way
Hudson, OH 44236                     Vice President                None

Bryan Stein(2)                       Vice President                None

John Stoma(2)                        Senior Vice President         None

Brian C. Summe
239 N. Colony Drive
Edgewood, KY 41017                   Vice President                None

Michael Sussman(2)                   Assistant Vice President      None

George T. Sweeney
5 Smoke House Lane
Hummelstown, PA 17036                Senior Vice President         None

Scott McGregor Tatum
704 Inwood
Southlake, TX 76092                  Vice President                None

James Taylor(2)                      Assistant Vice President      None

Martin Telles(2)                     Senior Vice President         None

David G. Thomas
1328 N. Cleveland Street
Arlington, VA 22201                  Vice President                None

Bryan K.Toma
14575 S. Gallery
Olathe, KS 66062                     Vice President                None

Floyd A. Tucker
1930 W. Barry Ave., #2
Chicago, IL 60657                    Vice President                None

Tanya Valency(2)                     Vice President                None

Mark Vandehey(1)                     Vice President                None

Vincent Vermette                     Assistant Vice President      None

Teresa Ward(1)                       Vice President                None

Michael J. Weigner
4905 W. San Nicholas Street
Tampa, FL 33629                      Vice President                None

Donn Weise
3249 Earlmar Drive
Los Angeles, CA 90064                Vice President                None

Catherine White(2)                   Assistant Vice President      None

Thomas Wilson(2)                     Vice President                None

Donna Winn(2)                        Senior Vice President         None

Philip Witkower(2)                   Senior Vice President         None

Cary Patrick Wozniak
18808 Bravata Court
San Diego, CA 92128                  Vice President                None

Gregor D. Yuska
16035 Canterbury Estates Dr.
Ellisville, MO 63021                 Vice President                None

Robert G. Zack(2)                    General Counsel
                                     & Director    Vice President and Secretary

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc.
at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the
Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the
22nd day of August, 2002.

                  OPPENHEIMER HIGH YIELD FUND

                  By:  /s/ John V. Murphy*
                  ---------------------------------------------
                  John V. Murphy, President,
                  Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                              Title                   Date
----------                              -----                   ----

/s/ James C. Swain*
-----------------------               Chairman & Trustee    August 22, 2002
James C. Swain

/s/ John V. Murphy*                   President, Principal      August 22, 2002
------------------------              Executive Officer
John V. Murphy                        and Trustee

/s/ Brian W. Wixted*                   Treasurer and Principal   August 22, 2002
-------------------------              Financial and
Brian W. Wixted                        Accounting Officer

/s/ William L. Armstrong*              Trustee              August 22, 2002
--------------------------
William L. Armstrong

/s/ Robert G. Avis*                    Trustee              August 22, 2002
----------------------
Robert G. Avis

/s/ George Bowen*                      Trustee              August 22, 2002
------------------------
George Bowen

/s/ Edward Cameron*                    Trustee              August 22, 2002
------------------------
Edward Cameron

/s/ Jon S. Fossel*                     Trustee              August 22, 2002
--------------------
Jon S. Fossel

/s/ Sam Freedman*                      Trustee              August 22, 2002
----------------------
Sam Freedman

/s/ Beverly L. Hamilton*
----------------------------           Trustee              August 22, 2002
Beverly L. Hamilton

/s/ Robert J. Malone*
--------------------------             Trustee              August 22, 2002
Robert J. Malone

/s/ F. William Marshall, Jr.*          Trustee              August 22, 2002
----------------------------
F. William Marshall, Jr.

*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER HIGH YIELD FUND

Registration No. 2-62076

Post-Effective Amendment No. 46

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

23(a)             Amendment No. 1 to Amended and Restated Declaration of Trust

23(j)             Independent Auditors' Consent

23(m)(i)          Amended and Restated Service Plan and Agreement for Class A shares

23(o)(ii)         Powers of Attorney for: Beverly L. Hamilton and Robert J. Malone